                                                                 Exhibit 10.4(B)

                                                                  --------------
                                                                  EXECUTION COPY

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement (the "Agreement"), dated May 31, 2007, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, not in its individual capacity, but solely as trustee of the Banc of America Funding 2007-4 Trust ("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as servicer, and acknowledged by Wells Fargo Bank, N.A. as master servicer of the Banc of America Funding 2007-4 Trust.

     WHEREAS, pursuant to that certain Flow Servicing Rights Purchase and Sale Agreement, dated as of July 1, 2006 (the "BANA Purchase Agreement"), by and between the Assignor and Wells Fargo Bank, the Assignor has sold, and Wells Fargo Bank has purchased, the servicing rights related to certain of the mortgage loans (the "BANA Purchase Agreement Mortgage Loans") listed on Exhibit A hereto;

     WHEREAS, Wells Fargo Bank has agreed to service the Mortgage Loans in accordance with that certain Servicing Agreement, dated as of July 1, 2006 (the "Servicing Agreement"), by and between the Assignor and Wells Fargo Bank (attached hereto in Appendix I);

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, as a master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the Master Servicer, the Securities Administrator and the Assignee, pursuant to which the Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Servicing Agreement (other than the rights of the Assignor to indemnification thereunder).

     The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Servicing Agreement other than the Mortgage Loans.

     2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

          a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

          b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Wells Fargo Bank with respect to the Purchase Agreement, the Servicing Agreement or the Mortgage Loans;

          c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreement, the Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase Agreement, the Servicing Agreement or the Mortgage Loans; and

          d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

     3. From and after the date hereof, Wells Fargo Bank shall note the transfer of the Mortgage Loans to the Assignee in its books and records, and Wells Fargo Bank shall recognize the Assignee as the owner of the Mortgage Loans. Notwithstanding anything to the contrary contained in Section 9.01 of the Servicing Agreement, Wells Fargo Bank shall service the Mortgage Loans pursuant to the Servicing Agreement as modified by Section 7 of this Agreement, for the benefit of the Assignee. Wells Fargo Bank acknowledges that a REMIC election will be made with respect to the Mortgage Loans and that the Master Servicer, pursuant to the Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Servicing Agreement.

     4. Wells Fargo Bank hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of Wells Fargo Bank in Section 3.01 of the Servicing Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the Mortgage Loans in accordance with the terms of the Servicing Agreement, and
(iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans.

     5. In accordance with Sections 2.03 and 9.01 of the Servicing Agreement, the Assignor hereby instructs Wells Fargo Bank, and Wells Fargo Bank hereby agrees, to release from its custody and deliver the Mortgage File (as defined in the Servicing Agreement) for each Mortgage Loan to the Assignee, or a custodian on its behalf under the Pooling Agreement, at the address set forth in Section 8 herein on or before the date hereof.

     6. Wells Fargo Bank hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee (MERS ID #1001065), as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     7. Wells Fargo Bank, BAFC and the Assignee hereby agree to the following modifications to the Servicing Agreement:

     a. Article I. Article I is hereby modified by deleting the definition of "Principal Prepayment Period" and replacing it with the following:

          "The  calendar  month   preceding  the  month  in  which  the  related
          Remittance Date occurs."

     b.   Section 4.03. Section 4.03 is hereby modified to read as follows:

          "Continuously from the respective Cut-off Date until the principal and interest on all Mortgage Loans are paid in full or the Mortgage Loans have been fully liquidated (with respect to Mortgage Loans that remain subject to this Agreement pursuant to Section 9.01 herein), in accordance with this Agreement and Accepted Servicing Practices, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable."

     c. Section 4.10. Section 4.10 is hereby modified by deleting the following language from the fourth paragraph:

          "and if the Mortgagor does not obtain such coverage, the Servicer shall immediately force place the required coverage on the Mortgagor's behalf."

     d. Section 4.13. Section 4.13 is hereby deleted in its entirety and replaced with the following:

          "The Company or its agent shall inspect the Mortgaged Property as often as is reasonably deemed necessary by the Company in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer, to assure itself that the value of the Mortgaged Property is being preserved. The Company shall keep a record of each such inspection and, upon request, shall provide the Purchaser with an electronic report of each such inspection."

     e. Section 4.23 Section 4.23 is hereby modified by adding to the beginning of the paragraph, the following language:

          "The extent that the Servicer has serviced the Mortgage Loans for a period of sixty (60) days,"

     f. Section 5.01. Section 5.01 is hereby modified by deleting "the second Business Day following" from the first sentence of the second paragraph.

     g.   Section 5.02. Section 5.02 is hereby modified to read as follows:

          "Not later than the tenth (10th) calendar day of each month, the Servicer shall furnish to the Owner (or any master servicer) a delinquency report in the form set forth in Exhibit D-1, a monthly remittance advice in the form set forth in Exhibit D-2, and a realized loss report in the form set forth in Exhibit D-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance
          Date and as to the period ending on the last day of the month preceding such Remittance Date. The information required by Exhibit D-1 is limited to that which is readily available to the Servicer and is mutually agreed to by the Servicer and the Owner (or any master servicer)."

          The exhibits referenced in this Section 7(g) are attached to this Agreement as Exhibit B hereto.

     h. Section 6.02, Section 6.02 is hereby modified by amending the second paragraph, after "secured by the Mortgage" in the second line, to add the following language:

          "(other than as a result of modification of the Mortgage Loan or liquidation of the Mortgaged Property pursuant to the terms of this Agreement)"

     i. Section 6.04. Section 6.04 is hereby modified by deleting the references to "the Owner or any Master Servicer and Depositor" and replacing them with "the Master Servicer and the Master Servicer shall deliver to the Depositor."

     j.   Section 6.06. Section 6.06 is hereby modified by:

          (1) deleting the references to "the Owner, any Master Servicer and any Depositor" and replacing them with "the Master Servicer and the Master Servicer shall deliver to the Depositor"; and

          (2) inserting the following at the end of the fifth full paragraph therein:

          "Neither the Owner nor any Depositor or Master Servicer will request delivery of a certification under clause (d) above unless a Depositor or Master Servicer is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes the Mortgage Loans."

     k.   Section 9.01. Section 9.01 is hereby modified by:

          (1) modifying Section 9.01(g)(iii) to read as follows:

          "In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

               (A) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

               (B) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

               (C) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

          (iv) The Servicer shall provide to the Master Servicer and the Master Servicer shall deliver to the Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer's performance hereunder."; and

          (2) modifying Section 9.01(k) by deleting the word "Investor" and replacing it with "party designated by the Owner"

     l.   Section 10.01. Section 10.01 is hereby modified by:

          (1) replacing the word "sixty (60)" with "thirty (30)" in Section 10.01(b) and inserting the following thereafter:

          "(or, in the case of any failure by the Servicer to perform its obligations under Section 6.04 or Section 6.06, ten (10))"; and

          (2) replacing the word "fifteen (15)" with "ten (10)" in Section 10.01(j).

     8. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase Agreement and Servicing Agreement is:

                   U.S. Bank National Association
                   209 S. LaSalle Street, Suite 300
                   Chicago, Illinois 60604
                   Attention: Structured Finance Trust Services, BAFC 2007-4

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                    Banc of America Funding Corporation
                    214 North Tryon Street
                    Charlotte, North Carolina 28255
                    Attention: General Counsel and Chief Financial Officer

     The  Master   Servicer's   address   for   purposes   of  all  notices  and
correspondence related to the Mortgage Loans is:

                   Wells Fargo Bank, N.A.
                   9062 Old Annapolis Road
                   Columbia, Maryland  21045
                   Attention: Client Manager - BAFC 2007-4

     9. Wells Fargo Bank shall remit all funds pursuant to the following wire instructions:

                   WELLS FARGO BANK, N.A.
                   ABA# 121000248
                   FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416
                   FFC TO: BAFC 2007-4 #53150800

     10. Wells Fargo Bank hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement, and therefore has the right to enforce all obligations of Wells Fargo Bank, as they relate to the Mortgage Loans, under the Servicing Agreement. Such right will include, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Servicing Agreement to monitor and enforce the obligations of Wells Fargo Bank thereunder, the right to receive all remittances required to be made by Wells Fargo Bank under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by Wells Fargo Bank under the Servicing Agreement, the right to examine the books and records of Wells Fargo Bank, as servicer, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by Wells Fargo Bank, as servicer.

     11. Notwithstanding any provision of the Servicing Agreement to the contrary, and solely with respect to the Mortgage Loans, any Prepayment
Penalties  collected  by Wells  Fargo  Bank  shall  be  remitted  to the  Master
Servicer.

     12. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling Agreement, and (ii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust (including, without limitation, any fees, expenses or indemnities payable under the Purchase Agreement or the Servicing Agreement), or be liable for the breach or failure of any obligation, representation, warranty or covenant of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling Agreement.

                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


                                                     Bank of America, National Association,
                                                     as Assignor


                                                     By:      /s/ Bruce W. Good
                                                        --------------------------------
                                                     Name:    Bruce W. Good
                                                     Title:   Principal


                                                     U.S. Bank National
                                                     Association, as Assignee


                                                     By:      /s/ Melissa A. Rosal
                                                        --------------------------------
                                                     Name:    Melissa A. Rosal
                                                     Title:   Vice President


                                                     Banc of America Funding Corporation


                                                     By:      /s/ Scott Evans
                                                        --------------------------------
                                                     Name:    Scott Evans
                                                     Title:   Senior Vice President


                                                     Wells Fargo Bank, N.A., as servicer


                                                     By:      /s/ Laurie McGoogan
                                                        --------------------------------
                                                     Name:     Laurie McGoogan
                                                     Title:    Vice President


Acknowledged and Agreed as
of the date first written above:



Wells Fargo Bank, N.A., as Master Servicer


By:      /s/ Darron Woodus
    --------------------------------
Name:    Darron Woodus
Title:   Assistant Vice President

                                    EXHIBIT A

                           Schedule of Mortgage Loans

                [Please see the Free Writing Prospectus filed and
                     accepted by the Securities and Exchange
                    Commission on May 30, 2007, with a filing
                    date of May 30, 2007 and accession number
                             0001379434-07-000105.]

                                    EXHIBIT B
Exhibit D-1 Standard File Layout - Delinquency Reporting

     *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

-------------------------------- ---------------------------------------------------------------------------------- ---------------

Column/Header Name                                  Description                                Decimal           Format Comment
-------------------------------- ---------------------------------------------------------------------------------- ---------------

SERVICER_LOAN_NBR                A unique number assigned to a loan by the Servicer.
                                 This may be different than the LOAN_NBR
-------------------------------- ---------------------------------------------------------------------------------- ---------------

LOAN_NBR A unique identifier assigned to each loan by the originator.
------------------------------------------------------------ -----------------------------------------------------------------------

CLIENT_NBR                       Servicer Client Number
------------------------------------------------------------------------------------------------------------------- ---------------

SERV_INVESTOR_NBR                Contains a unique number as assigned by an external
                                 servicer to identify a group of loans in their
                                 system.
------------------------------------------------------------------------------------------------------------------- ---------------

BORROWER_FIRST_NAME              First Name of the Borrower.
------------------------------------------------------------------------------------------------------------------- ---------------

BORROWER_LAST_NAME               Last name of the borrower.
------------------------------------------------------------------------------------------------------------------- ---------------

PROP_ADDRESS                     Street Name and Number of Property
------------------------------------------------------------------------------------------------------------------- ---------------

PROP_STATE                       The state where the  property located.
------------------------------------------------------------------------------------------------------------------- ---------------

PROP_ZIP                         Zip code where the property is located.
------------------------------------------------------------------------------------------------------------------- ---------------

BORR_NEXT_PAY_DUE_DATE           The date that the borrower's next payment is                                     MM/DD/YYYY
                                 due to the servicer at the end of processing cycle,
                                 as reported by Servicer.
------------------------------------------------------------------------------------------------------------------- ---------------

LOAN_TYPE                        Loan Type (i.e. FHA, VA, Conv)
------------------------------------------------------------------------------------------------------------------- ---------------

BANKRUPTCY_FILED_DATE            The date a particular bankruptcy claim was filed.                                MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------- ---------------

BANKRUPTCY_CHAPTER_CODE          The chapter under which the bankruptcy was filed.
------------------------------------------------------------ -----------------------------------------------------------------------

BANKRUPTCY_CASE_NBR              The case number assigned by the court to the bankruptcy
                                 filing.
------------------------------------------------------------------------------------------------------------------- ---------------

POST_PETITION_DUE_DATE           The payment due date once the bankruptcy has been                                MM/DD/YYYY
                                 approved by the courts
------------------------------------------------------------------------------------------------------------------- ---------------

BANKRUPTCY_DCHRG_DISM_DATE       The Date The Loan Is Removed From Bankruptcy. Either                             MM/DD/YYYY
                                 by Dismissal, Discharged and/or a Motion For Relief
                                 Was Granted.
------------------------------------------------------------------------------------------------------------------- ---------------

LOSS_MIT_APPR_DATE               The Date The Loss Mitigation Was Approved By The Servicer                        MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------- ---------------

LOSS_MIT_TYPE                    The Type Of Loss Mitigation Approved For A Loan Such As;
------------------------------------------------------------------------------------------------------------------- ---------------

LOSS_MIT_ACT_COMP_DATE           The Date The Loss Mitigation Is Actually Completed                               MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------- ---------------

ATTORNEY_REFERRAL_DATE           Date File Was Referred To Attorney to Pursue Foreclosure                         MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------- ---------------

FIRST_LEGAL_DATE                 Notice of 1st legal filed by an Attorney in a Foreclosure                        MM/DD/YYYY
                                  Action
------------------------------------------------------------------------------------------------------------------- ---------------

FRCLSR_SALE_EXPECTED_DATE        The date by which a foreclosure sale is expected to occur.                       MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------- ---------------

FRCLSR_SALE_DATE                 The actual date of the foreclosure sale.                                         MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------- ---------------

FRCLSR_SALE_AMT                  The amount a property sold for at the foreclosure sale.            2             No commas(,) or
                                                                                                                  dollar signs ($)
------------------------------------------------------------------------------------------------------------------- ---------------

EVICTION_START_DATE              The date the servicer initiates eviction of the borrower.                        MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------- ---------------

EVICTION_COMPLETED_DATE          The date the court revokes legal possession of the property                      MM/DD/YYYY
                                 from the borrower.
------------------------------------------------------------------------------------------------------------------- ---------------

LIST_PRICE                       The price at which an REO property is marketed.                     2            No commas(,) or
                                                                                                                  dollar signs ($)
------------------------------------------------------------------------------------------------------------------- ---------------

LIST_DATE                        The date an REO property is listed at a particular price.                        MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------- ---------------



                                      B-1

--------------------------------------------------------------------------------------- --------------------------------------------
OFFER_AMT                        The dollar value of an offer for an REO property.                  2             No commas(,) or
                                                                                                                  dollar signs ($)
------------------------------------------------------------------------------------------------------------- ----------------------

OFFER_DATE_TIME                  The date an offer is received by DA Admin or by                                  MM/DD/YYYY
                                 the Servicer.
------------------------------------------------------------------------------------------------------------- ----------------------

REO_CLOSING_DATE                 The date the REO sale of the property is scheduled to close.                     MM/DD/YYYY
------------------------------------------------------------------------------------------------------------- ----------------------

REO_ACTUAL_CLOSING_DATE          Actual Date Of REO Sale                                                          MM/DD/YYYY
------------------------------------------------------------------------------------------------------------- ----------------------

OCCUPANT_CODE                    Classification of how the property is occupied.
------------------------------------------------------------------------------------------------------------- ----------------------

PROP_CONDITION_CODE              A code that indicates the condition of the property.
------------------------------------------------------------ ------------------------------------------------------------ ----------

PROP_INSPECTION_DATE             The date a  property inspection is performed.                                    MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------ --------------- -

APPRAISAL_DATE                   The date the appraisal was done.                                                 MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------ --------------- -

CURR_PROP_VAL                    The current "as is" value of the property based on                  2
                                 brokers price opinion or appraisal.
------------------------------------------------------------------------------------------------------------------ --------------- -

REPAIRED_PROP_VAL                The amount the property would be worth if repairs are               2
                                 completed pursuant to a broker's price opinion or appraisal.
------------------------------------------------------------------------------------------------------------------ --------------- -

If applicable:
------------------------------------------------------------------------------------------------------------------ --------------- -

DELINQ_STATUS_CODE               FNMA Code Describing Status of Loan
------------------------------------------------------------------------------------------------------------------ --------------- -

DELINQ_REASON_CODE               The circumstances which caused a borrower to stop
                                 paying on a loan. Code indicates the reason why the loan
                                 is in default for this cycle.
------------------------------------------------------------------------------------------------------------------ --------------- -

MI_CLAIM_FILED_DATE              Date Mortgage Insurance Claim Was Filed With Mortgage                            MM/DD/YYYY
                                 Insurance Company.
------------------------------------------------------------------------------------------------------------------ --------------- -

MI_CLAIM_AMT                     Amount of Mortgage Insurance Claim Filed                                         No commas(,) or
                                                                                                                  dollar signs ($)
------------------------------------------------------------------------------------------------------------------ --------------- -

MI_CLAIM_PAID_DATE               Date Mortgage Insurance Company Disbursed Claim Payment                          MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------ --------------- -

MI_CLAIM_AMT_PAID                Amount Mortgage Insurance Company Paid On Claim                      2           No commas(,) or
                                                                                                                  dollar signs ($)
------------------------------------------------------------------------------------------------------------------ --------------- -

POOL_CLAIM_FILED_DATE            Date Claim Was Filed With Pool Insurance Company                                 MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------ --------------- -

POOL_CLAIM_AMT                   Amount of Claim Filed With Pool Insurance Company                    2           No commas(,) or
                                                                                                                  dollar signs ($)
------------------------------------------------------------------------------------------------------------------ --------------- -

POOL_CLAIM_PAID_DATE             Date Claim Was Settled and The Check Was Issued By The Pool                      MM/DD/YYYY
                                 Insurer
------------------------------------------------------------------------------------------------------------------ --------------- -

POOL_CLAIM_AMT_PAID              Amount Paid On Claim By Pool Insurance Company                       2           No commas(,) or
                                                                                                                  dollar signs ($)
------------------------------------------------------------------------------------------------------------------ --------------- -

FHA_PART_A_CLAIM_FILED_DATE      Date FHA Part A Claim Was Filed With HUD                                         MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------ --------------- -

FHA_PART_A_CLAIM_AMT             Amount of FHA Part A Claim Filed                                     2           No commas(,) or
                                                                                                                  dollar signs ($)
------------------------------------------------------------------------------------------------------------------ --------------- -

FHA_PART_A_CLAIM_PAID_DATE       Date HUD Disbursed Part A Claim Payment                                          MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------ --------------- -

FHA_PART_A_CLAIM_PAID_AMT        Amount HUD Paid on Part A Claim                                      2           No commas(,) or
                                                                                                                  dollar signs ($)
------------------------------------------------------------------------------------------------------------------ --------------- -

FHA_PART_B_CLAIM_FILED_DATE      Date FHA Part B Claim Was Filed With HUD                                         MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------ --------------- -

FHA_PART_B_CLAIM_AMT             Amount of FHA Part B Claim Filed                                      2          No commas(,) or
                                                                                                                  dollar signs ($)
------------------------------------------------------------------------------------------------------------------ --------------- -

FHA_PART_B_CLAIM_PAID_DATE       Date HUD Disbursed Part B Claim Payment                                          MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------ --------------- -

FHA_PART_B_CLAIM_PAID_AMT        Amount HUD Paid on Part B Claim                                       2          No commas(,) or
                                                                                                                  dollar signs ($)
------------------------------------------------------------------------------------------------------------------ --------------- -

VA_CLAIM_FILED_DATE              Date VA Claim Was Filed With the Veterans Admin                                  MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------ --------------- -


                                       B-2

------------------------------------------------------------ -----------------------------------------------------------------------
VA_CLAIM_PAID_DATE               Date Veterans Admin. Disbursed VA Claim Payment                                  MM/DD/YYYY
------------------------------------------------------------ -----------------------------------------------------------------------

VA_CLAIM_PAID_AMT                Amount Veterans Admin. Paid on VA Claim                                2         No commas(,) or
                                                                                                                  dollar signs ($)
------------------------------------------------------------ -----------------------------------------------------------------------
















Exhibit D-1: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
        o ASUM- Approved Assumption
        o BAP- Borrower Assistance Program
        o CO- Charge Off
        o DIL- Deed-in-Lieu
        o FFA- Formal Forbearance Agreement
        o MOD- Loan Modification
        o PRE- Pre-Sale
        o SS- Short Sale
        o MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

        o Mortgagor
        o Tenant
        o Unknown
        o Vacant

The Property Condition field should show the last reported condition of the property as follows:

        o  Damaged
        o  Excellent
        o  Fair
        o  Gone
        o  Good
        o  Poor
        o  Special Hazard
        o  Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

 ------------------------- -----------------------------------------------------
 Delinquency Code          Delinquency Description
 ------------------------- -----------------------------------------------------
 001                       FNMA-Death of principal mortgagor
 ------------------------- -----------------------------------------------------
 002                       FNMA-Illness of principal mortgagor
 ------------------------- -----------------------------------------------------
 003                       FNMA-Illness of mortgagor's family member
 ------------------------- -----------------------------------------------------
 004                       FNMA-Death of mortgagor's family member
 ------------------------- -----------------------------------------------------
 005                       FNMA-Marital difficulties
 ------------------------- -----------------------------------------------------
 006                       FNMA-Curtailment of income
 ------------------------- -----------------------------------------------------
 007                       FNMA-Excessive Obligation
 ------------------------- -----------------------------------------------------
 008                       FNMA-Abandonment of property
 ------------------------- -----------------------------------------------------
 009                       FNMA-Distant employee transfer
 ------------------------- -----------------------------------------------------
 011                       FNMA-Property problem
 ------------------------- -----------------------------------------------------
 012                       FNMA-Inability to sell property
 ------------------------- -----------------------------------------------------
 013                       FNMA-Inability to rent property
 ------------------------- -----------------------------------------------------
 014                       FNMA-Military Service
 ------------------------- -----------------------------------------------------
 015                       FNMA-Other
 ------------------------- -----------------------------------------------------
 016                       FNMA-Unemployment
 ------------------------- -----------------------------------------------------
 017                       FNMA-Business failure
 ------------------------- -----------------------------------------------------
 019                       FNMA-Casualty loss
 ------------------------- -----------------------------------------------------
 022                       FNMA-Energy environment costs
 ------------------------- -----------------------------------------------------
 023                       FNMA-Servicing problems
 ------------------------- -----------------------------------------------------
 026                       FNMA-Payment adjustment
 ------------------------- -----------------------------------------------------
 027                       FNMA-Payment dispute
 ------------------------- -----------------------------------------------------
 029                       FNMA-Transfer of ownership pending
 ------------------------- -----------------------------------------------------
 030                       FNMA-Fraud
 ------------------------- -----------------------------------------------------
 031                       FNMA-Unable to contact borrower
 ------------------------- -----------------------------------------------------
 INC                       FNMA-Incarceration
 ------------------------- -----------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

------------------------------ -------------------------------------------------
    Status Code                Status Description
------------------------------ -------------------------------------------------
         09                    Forbearance
------------------------------ -------------------------------------------------
         17                    Pre-foreclosure Sale Closing Plan Accepted
------------------------------ -------------------------------------------------
         24                    Government Seizure
------------------------------ -------------------------------------------------
         26                    Refinance
------------------------------ -------------------------------------------------
         27                    Assumption
------------------------------ -------------------------------------------------
         28                    Modification
------------------------------ -------------------------------------------------
         29                    Charge-Off
------------------------------ -------------------------------------------------
         30                    Third Party Sale
------------------------------ -------------------------------------------------
         31                    Probate
------------------------------ -------------------------------------------------
         32                    Military Indulgence
------------------------------ -------------------------------------------------
         43                    Foreclosure Started
------------------------------ -------------------------------------------------
         44                    Deed-in-Lieu Started
------------------------------ -------------------------------------------------
         49                    Assignment Completed
------------------------------ -------------------------------------------------
         61                    Second Lien Considerations
------------------------------ -------------------------------------------------
         62                    Veteran's Affairs-No Bid
------------------------------ -------------------------------------------------
         63                    Veteran's Affairs-Refund
------------------------------ -------------------------------------------------
         64                    Veteran's Affairs-Buydown
------------------------------ -------------------------------------------------
         65                    Chapter 7 Bankruptcy
------------------------------ -------------------------------------------------
         66                    Chapter 11 Bankruptcy
------------------------------ -------------------------------------------------
         67                    Chapter 13 Bankruptcy
------------------------------ -------------------------------------------------

Exhibit D-2: Standard File Layout - Scheduled/Scheduled

---------------------------------------------- ----------------------------------------------------------------- ------------- -----
                                                                                                                            Max
Column Name                      Description                                          Decimal         Format Comment        Size

---------------------------------------------------------------------------------------------------------------- ------------- -----
Each file requires the following fields:
-------------------------------------- ----------------------------------------------------------------- ------------- -------------
SER_INVESTOR_NBR         A value assigned by the Servicer to define a                              Text up to 20 digits     20
                         group of loans.
------------------------------------------------------------------------------------------ ------------- ---------------------------
LOAN_NBR                 A unique identifier assigned to each loan                                 Text up to 10 digits     10
                         by the investor.
------------------------------------------------------------------------------------------ ------------- ---------------------------
SERVICER_LOAN_NBR        A unique number assigned to a loan by the Servicer.                       Text up to 10 digits     10
                         This may be different than the LOAN_NBR.
------------------------------------------------------------------------------------------ ------------- ---------------------------
SCHED_PAY_AMT            Scheduled monthly principal and scheduled                      2          No commas(,) or
                         interest payment that a borrower is expected                              dollar signs ($)         11
                         to pay, P&I constant.
------------------------------------------------------------------------------------------ ------------- ---------------------------
NOTE_INT_RATE            The loan interest rate as reported by the Servicer.            4          Max length of 6          6

------------------------------------------------------------------------------------------ ------------- ---------------------------
NET_INT_RATE             The loan gross interest rate less the service fee              4          Max length of 6          6
                         rate as reported by the Servicer.
------------------------------------------------------------------------------------------ ------------- ---------------------------
SERV_FEE_RATE            The servicer's fee rate for a loan as reported by              4          Max length of 6          6
                         the Servicer.
------------------------------------------------------------------------------------------ ------------- ---------------------------
SERV_FEE_AMT             The servicer's fee amount for a loan as reported               2          No commas(,) or dollar
                         by the Servicer.                                                          signs ($)                11
------------------------------------------------------------------------------------------ ------------- ---------------------------
NEW_PAY_AMT              The new loan payment amount as reported by the                 2          No commas(,) or dollar
                         Servicer.                                                                 signs ($)                11
------------------------------------------------------------------------------------------ ------------- ---------------------------
NEW_LOAN_RATE            The new loan rate as reported by the Servicer.                 4          Max length of 6          6

------------------------------------------------------------------------------------------ ------------- ---------------------------
ARM_INDEX_RATE           The index the Servicer is using to calculate a                 4          Max length of 6          6
                         forecasted rate.
------------------------------------------------------------------------------------------ ------------- ---------------------------
ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at the                 2          No commas(,) or dollar
                         beginning of the processing cycle.                                        signs ($)                11
------------------------------------------------------------------------------------------ ------------- ---------------------------
ACTL_END_PRIN_BAL        The borrower's actual principal balance at the                 2          No commas(,) or dollar
                         end of the processing cycle.                                              signs ($)                11
------------------------------------------------------------------------------------------ ------------- ---------------------------
BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that                              MM/DD/YYYY               10
                         the borrower's next payment is due to the Servicer,
                         as reported by Servicer.
------------------------------------------------------------------------------------------ ------------- ---------------------------
SERV_CURT_AMT_1          The first curtailment amount to be applied.                    2          No commas(,) or dollar
                                                                                                   signs ($)                11
------------------------------------------------------------------------------------------ ------------- ---------------------------
SERV_CURT_DATE_1         The curtailment date associated with the first curtailment                MM/DD/YYYY               10
                         amount.
------------------------------------------------------------------------------------------ ------------- ---------------------------
CURT_ADJ_ AMT_1          The curtailment interest on the first curtailment amount, if   2          No commas(,) or dollar
                         applicable.                                                               signs ($)                11
------------------------------------------------------------------------------------------ ------------- ---------------------------
SERV_CURT_AMT_2          The second curtailment amount to be applied.                   2          No commas(,) or dollar
                                                                                                   signs ($)                11
------------------------------------------------------------------------------------------ ------------- ---------------------------
SERV_CURT_DATE_2         The curtailment date associated with the second curtailment               MM/DD/YYYY               10
                         amount.
------------------------------------------------------------------------------------------ ------------- ---------------------------
CURT_ADJ_ AMT_2          The curtailment interest on the second curtailment amount,     2          No commas(,) or dollar
                         if applicable.                                                            signs ($)                11
------------------------------------------------------------------------------------------ ------------- ---------------------------


                                       B-7

---------------------------------------------- ----------------------------------------------------------------- ------------- -----
Exhibit 1: Continued                           Standard Loan Level File Layout
---------------------------------------------- ----------------------------------------------------------------- ------------- -----
                                                                                                                             Max
Column Name              Description                                                    Decimal         Format Comment       Size
---------------------------------------------------------------------------------------------------------------- ------------- -----
SERV_CURT_AMT_3          The third  curtailment amount to be applied.                   2          No commas(,) or dollar
                                                                                                   signs ($)                11
------------------------------------------------------------------------------------------ ------------- ---------------------------
SERV_CURT_DATE_3         The curtailment date associated with the third curtailment                MM/DD/YYYY               10
                         amount.
------------------------------------------------------------------------------------------ ------------- ---------------------------
CURT_ADJ_ AMT_3          The curtailment interest on the third curtailment amount,      2          No commas(,) or dollar
                         if applicable.                                                            signs ($)                11
------------------------------------------------------------------------------------------ ------------- ---------------------------
PIF_AMT                  The loan "paid in full" amount as reported by the Servicer.    2          No commas(,) or dollar
                                                                                                   signs ($)                11
------------------------------------------------------------------------------------------ ------------- ---------------------------
PIF_DATE                 The paid in full date as reported by the Servicer.                        MM/DD/YYYY
                                                                                                                            10
----------------------------------------------------------------------------------------- ------------- ----------------------------
                                                                                                   Action Code Key:
ACTION_CODE              The standard FNMA numeric code used to indicate the                       15=Bankruptcy,             2
                         default/delinquent status of a particular loan.                           30=Foreclosure, , 60=PIF,
                                                                                                   63=Substitution,
                                                                                                   65=Repurchase,70=REO
------------------------------------------------------------------------------------------ ------------- ---------------------------
INT_ADJ_AMT              The amount of the interest adjustment as reported by the        2         No commas(,) or dollar
                         Servicer.                                                                 signs ($)                11
------------------------------------------------------------------------------------------- ----------------------------- ---------
SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount, if applicable.        2         No commas(,) or dollar
                                                                                                   signs ($)                11
------------------------------------------------------------------------------------------- ----------------------------- ---------
NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if applicable.                 2         No commas(,) or dollar
                                                                                                   signs ($)                11
------------------------------------------------------------------------------------------- ----------------------------- ---------
LOAN_LOSS_AMT            The amount the Servicer is passing as a loss, if applicable.    2         No commas(,) or dollar
                                                                                                   signs ($)                11
--------------------------------------------------------------------------------------------------- ------------- ------------------
Plus the following applicable fields:
---------------------------------------------------------------------------------------------------------------- ------------- -----
SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount due at the          2          No commas(,) or dollar
                         beginning of the cycle date to be passed through to investors.            signs ($)                11
------------------------------------------------------------------------------------------ ------------- ---------------------------
SCHED_END_PRIN_BAL       The scheduled principal balance due to investors at the end    2          No commas(,) or dollar
                         of a processing cycle.                                                    signs ($)                11
------------------------------------------------------------------------------------------ ------------- ---------------------------
SCHED_PRIN_AMT           The scheduled principal amount as reported by the Servicer     2          No commas(,) or dollar
                         for the current cycle -- only applicable for                              signs ($)                11
                         Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------ ------------- ---------------------------
SCHED_NET_INT            The scheduled gross interest amount less the service fee       2          No commas(,) or dollar
                         amount for the current cycle as reported by the Servicer                  signs ($)                11
                         -- only applicable for Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------ ------------- ---------------------------
ACTL_PRIN_AMT            The actual principal amount collected by the Servicer for      2          No commas(,) or dollar
                         the current reporting cycle -- only applicable for Actual/                signs ($)                11
                         Actual Loans.
------------------------------------------------------------------------------------------ ------------- ---------------------------
ACTL_NET_INT             The actual gross interest amount less the service fee amount   2          No commas(,) or dollar
                         for the current reporting cycle as reported by the Servicer --            signs ($)                11
                         only applicable for Actual/Actual Loans.
------------------------------------------------------------------------------------------ ------------- ---------------------------
PREPAY_PENALTY_ AMT      The penalty amount received when a borrower prepays on his     2          No commas(,) or dollar
                         loan as reported by the Servicer.                                         signs ($)                11
------------------------------------------------------------------------------------------ ------------- ---------------------------
PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the loan waived by the       2          No commas(,) or dollar
                         servicer.                                                                 signs ($)                11
------------------------------------------------------------------------------------------ ------------- ---------------------------


                                      B-8

-----------------------------------------------------------------------------------------------------------------------------------
Exhibit 1: Continued     Standard Loan Level File Layout
------------------------------------------------------------------------------------------ ------------- ---------------------------

Column Name              Description                                                    Decimal     Format Comment          Max Size
------------------------------------------------------------------------------------------ ------------- ---------------------------

MOD_DATE                 The Effective Payment Date of the Modification for the loan.               MM/DD/YYYY                10
------------------------------------------------------------------------------------------ ------------- ---------------------------

MOD_TYPE                 The Modification Type.                                                    Varchar - value can be     30
                                                                                                   alpha or numeric
------------------------------------------------------------------------------------------ ------------- ---------------------------

DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and interest advances made by      2    No commas(,) or dollar     11
                         Servicer.                                                                 signs ($)
------------------------------------------------------------------------------------------ ------------- ---------------------------

                         Flag to indicate if the repurchase of a loan is due to a breach           Y=Breach                    1
                         of Representations and Warranties
BREACH_FLAG                                                                                        N=NO Breach
                                                                                                   Let blank if N/A
------------------------------------------------------------------------------------------ ------------- ---------------------------











                                      B-9

Exhibit D-3: Calculation of Realized Loss/Gain Form 332- Instruction Sheet


     NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

     The numbers on the 332 form correspond with the numbers listed below.

     Liquidation and Acquisition Expenses:
     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete  as  applicable.  Required  documentation:

          * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

          * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

          * Other expenses - copies of corporate advance history showing all payments

          * REO repairs > $1500 require explanation

          * REO repairs >$3000 require evidence of at least 2 bids.

          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Servicing Officer certification

          * Unusual or extraordinary items may require further documentation.

     13.  The total of lines 1 through 12.

         Credits:
     14-21. Complete as applicable.  Required documentation:

          * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

          * Copy of EOB for any MI or gov't guarantee

          * All other credits need to be clearly defined on the 332 form

     22.  The total of lines 14 through 21.

          Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)

          23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit 3A: Calculation of Realized Loss/Gain Form 332



    Prepared by:  __________________                     Date:  _______________
    Phone:  ______________________   Email Address:_____________________


-------------------------     ----------------------     -----------------------
Servicer Loan No.             Servicer Name              Servicer Address

-------------------------     ----------------------     -----------------------

 WELLS FARGO BANK, N.A. Loan No._____________________________

 Borrower's Name: _________________________________________________________
 Property Address: _________________________________________________________

 Liquidation Type:  REO Sale      3rd Party Sale        Short Sale   Charge Off

 Was this loan granted a Bankruptcy deficiency or cramdown       Yes         No
 If "Yes", provide deficiency or cramdown amount _______________________________

 Liquidation and Acquisition Expenses:
 (1)  Actual Unpaid Principal Balance of Mortgage Loan     $ ______________ (1)
 (2)  Interest accrued at Net Rate                          ________________(2)
 (3)  Accrued Servicing Fees                                ________________(3)
 (4)  Attorney's Fees                                       ________________(4)
 (5)  Taxes (see page 2)                                    ________________(5)
 (6)  Property Maintenance                                  _______________ (6)
 (7)  MI/Hazard Insurance Premiums (see page 2)             ________________(7)
 (8)  Utility Expenses                                      ________________(8)
 (9)  Appraisal/BPO                                         ________________(9)
 (10) Property Inspections                                  _______________(10)
 (11) FC Costs/Other Legal Expenses                         _______________(11)
 (12) Other (itemize)                                       ________________(12)
          Cash for Keys__________________________           ________________(12)

          HOA/Condo Fees_______________________             ________________(12)
          ______________________________________            ________________(12)

          Total Expenses                                   $ _______________(13)
 Credits:
 (14) Escrow Balance                                       $ _______________(14)
 (15) HIP Refund                                             ______________ (15)
 (16) Rental Receipts                                        ______________ (16)
 (17) Hazard Loss Proceeds                                   ______________ (17)
 (18) Primary Mortgage Insurance / Gov't Insurance           _____________ (18a)
                                                                 HUD Part A
                                                             ________________
                                                                (18b) HUD Part B
 (19) Pool Insurance Proceeds                                ______________ (19)
 (20) Proceeds from Sale of Acquired Property                ______________ (20)
 (21) Other (itemize)                                        ______________ (21)
      _________________________________________              ______________ (21)

      Total Credits                                          $______________(22)

 Total Realized Loss (or Amount of Gain)                     $______________(23)

Escrow Disbursement Detail




--------------------- ------------------ --------------------- --------------- ------------------- ------------------ --------------

        Type              Date Paid       Period of Coverage      Total Paid       Base Amount          Penalties          Interest
    (Tax /Ins.)
--------------------- ------------------ --------------------- --------------- ------------------- ------------------ --------------

--------------------- ------------------ --------------------- --------------- ------------------- ------------------ --------------

--------------------- ------------------ --------------------- --------------- ------------------- ------------------ --------------

--------------------- ------------------ --------------------- --------------- ------------------- ------------------ --------------

--------------------- ------------------ --------------------- --------------- ------------------- ------------------ --------------

--------------------- ------------------ --------------------- --------------- ------------------- ------------------ --------------

--------------------- ------------------ --------------------- --------------- ------------------- ------------------ --------------

--------------------- ------------------ --------------------- --------------- ------------------- ------------------ --------------

--------------------- ------------------ --------------------- --------------- ------------------- ------------------ --------------




                                   APPENDIX I

                               Servicing Agreement


              [Included as Exhibit 10.4(A) to the Current Report on
           Form 8-K pursuant to which this Assignment, Assumption and
                        Recognition Agreement is filed.]